                                                                EXHIBIT 4.5

NUMBER
UNT

                                                  OPHIDIAN PHARMACEUTICALS, INC.                                UNITS

                                      INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN      SEE REVERSE FOR STATEMENTS RELATING
                                                                                                           TO RIGHTS, PREFERENCES,
                                                                                                 PRIVILEGES AND RESTRICTIONS, IF ANY
                                                                                                           CUSIP 683725 20 4


Prior to the close of business on                    or such earlier date as may be determined by the Company and its
Underwriter (the "Separation Date"), this Certificate evidencing Units consisting of Common Stock and Redeemable Warrants may be combined, exchanged or transferred only as Units and Common Stock and Redeemable Warrants evidenced by this Certificate may not be split up, exchanged or transferred separately. On and prior to the Separation Date, this Certificate shall evidence the number of shares of Common Stock, $.0025 par value, set forth herein and the number of Redeemable Warrants equal to the then number of shares of Common Stock set forth herein. The Redeemable Warrants evidenced hereby are issued under and pursuant to a certain warrant
agreement (the "Agreement") dated as of                    among the Company, National Securities Corporation and Continental Stock
Transfer & Trust Company, as Warrant Agent, to which Agreement and instruments supplemental thereto reference is hereby made for a description of the rights of holders of Redeemable Warrants issued under and pursuant thereto and the terms and conditions on which such Redeemable Warrants are issued and are to be held all to the same effect as if the provisions of the Agreement and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Certificate by acceptance hereof assents. The Company will furnish to the holder of this Certificate, upon request and without charge, a copy of the
Agreement. The Agreement provides for adjustment in the number of shares of Common Stock to be delivered upon the exercise of the
Redeemable Warrants evidenced hereby and to the exercise price of such Redeemable Warrants in certain events therein set forth.
Subject to the foregoing, the number of Redeemable Warrants evidenced hereby equals the number of shares of Common Stock evidenced hereby.



====================================================================================================================================
THIS CERTIFIES THAT





IS THE RECORD HOLDER  OF

====================================================================================================================================
                                       FULLY PAID AND NONASSESSABLE UNITS, NO PAR VALUE, OF
                                                  OPHIDIAN PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                    OPHIDIAN PHARMACEUTICALS, INC.
                                                             CORPORATE
          [SIG]                                                SEAL                                         [SIG]
                                                               1989
                                                             WISCONSIN

SECRETARY AND VICE PRESIDENT                                                                PRESIDENT AND CHIEF EXECUTIVE OFFICER




                                                                                        COUNTERSIGNED AND REGISTERED:
                                                                                          CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                                                       (Jersey City, NJ)
                                                                                                                     TRANSFER AGENT
                                                                                                                     AND REGISTRAR
                                                                                        By

                                                                                                                 AUTHORIZED OFFICER



                                                                     EXHIBIT 4.5

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  as tenants in common                      UNIF GIFT MIN ACT  - _______________ Custodian ___________________
TEN ENT -  as tenants by the entireties                                      (Cust)                     (Minor)
JT TEN  -  as joint tenants with right of                                 under Uniform Gifts to Minors
           survivorship and not as tenants                                Act _________________________________________
           in common                                                                       (State)
                                                     UNIF TRF MIN ACT -   _______________ Custodian (until age_________)
                                                                              (Cust)
                                                                          _____________________ under Uniform Transfers
                                                                                (Minor)
                                                                          to Minors Act _______________________________
                                                                                                    (State)


   Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

___________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Unit(s)
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said Unit(s) on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                        X ____________________________________

                                        X ____________________________________

                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S)
                                          AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.